Subsequent Events	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
Subsequent Events
17.	SUBSEQUENT EVENTS

In February, 2012, Ctrip acquired the remaining 10% of the issued share capital of Wing On Travel’s travel service segment as operated through HKWOT (BVI) Limited, at a consideration of US$9 million. Upon completion of this share purchase, Ctrip holds 100% of the share capital of Wing On Travel.

In March, 2012, Ctrip entered into a construction contract for the general contracting of the information and technology center in Chengdu. Total contract price for this construction amounted to RMB269 million. The project was expected to be completed by the end of August, 2013.